Exhibit 10.1

AMENDMENT NO. 2

to

ASSIGNMENT AGREEMENT

This AMENDMENT TO ASSIGNMENT AGREEMENT ("Amendment"), effective as of March 2, 2009 (the "Amendment Date"), is made and entered into by and between PHARMACYCLICS, INC., a Delaware corporation having a place of business at 995 East Arques Avenue, Sunnyvale, California 94085, ("Pharmacyclics") and CELERA CORPORATION having a place of business at 1401 Harbor Bay Parkway, Alameda, California 94502 ("Celera"). Pharmacyclics and Celera may each be referred to herein individually as a "Party" or, collectively, as "Parties."

WHEREAS, Applera Corporation, through its Celera Group, entered into an assignment agreement with Pharmacyclics, effective as of April 7, 2006, whereby the Celera Group assigned to Pharmacyclics certain proprietary technology and know-how related to the Celera Programs, including but not limited to the HDAC Program (the "Original Assignment Agreement");

WHEREAS, Pharmacyclics and the Applera Corporation, through its Celera Group, subsequently executed Amendment No. 1 to the Original Assignment Agreement, effective May 12, 2008, in order to amend certain payment terms of the Assignment Agreement relating to [***] [***] (the "First Amendment") (the Original Assignment Agreement, as amended by the First Amendment, hereinafter the "Assignment Agreement");

WHEREAS, The Celera Group was spun out of the Applera Corporation in July 2008 to create the Celera Corporation, and the Assignment Agreement was assigned by the Applera Corporation to the newly formed Celera Corporation;

WHEREAS, Pharmacyclics desires that certain terms of the Assignment Agreement should be amended; and

WHEREAS, Celera desires that such terms should be amended, subject to the terms and conditions set forth below

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pharmacyclics and Celera hereby agree as follows:

  In General.

  All terms defined in the Assignment Agreement shall have a meaning in this Amendment as in the Assignment Agreement, unless otherwise expressly defined in this Amendment.

***	Indicates that material has been omitted and confidential treatment has been requested, therefore all such omitted material has been filed separately with the Commission pursuant to Rule 246-2.

  Amendment of the Assignment Agreement.

  2.1   Amendment of first sentence of Section 6.3(a). The first sentence of Section 6.3(a) of the Assignment Agreement is hereby amended to read as follows:

  Pharmacyc1ics will pay to Celera payments as set forth in this Section 6.3 within sixty (60) days after (i) under Section 6.3(b) and 6.3(c), Pharmacyclics' receipt of upfront and milestone payments from one or more Licensees upon the grant by Pharmacyclics of a license to such Licensee under the Celera Technology and the Celera Patents to make, use, offer to sell, sell and import any Assigned Product which is an [***], and (ii) under Section 6.3(d), the first achievement of the corresponding milestone for an Assigned Product which is an [***] or which is a [***].

  2.2   Amendment of Section 6.3(d). In the event that Pharmacyclics and [***] ("[***]") enter into an agreement within [***] ([***]) days of the Amendment Date pursuant to which Pharmacyclics grants to [***] a license to make, use, offer to sell, sell and import one or more [***] ("[***] License Agreement"), then Section 6.3(d) of the Assignment Agreement shall be, and hereby is, amended as follows:

  The Milestone Payment due for an [***] upon achievement of Milestone 1 ("Administration of an Assigned Product to the first patient in a Phase 3 Clinical Trial") is reduced to [***] Dollars ($[***]);

  A new Milestone Payment applicable to an [***] (Milestone 1A), in the amount of [***] Dollars ($[***]), will be due upon enrollment of the last subject in the Phase 3 Clinical Trial.

  The Milestone Payments due for an [***] upon achievement of Milestone 6 ("Regulatory Approval in [***] of an NDA for an Assigned Product for a second indication") and Milestone 7 ("Regulatory Approval in [***] of an NDA for an Assigned Product for a second indication") are hereby eliminated.

  A new Milestone Payment (Milestone 1B), in the amount of [***] Dollars ($[***]), will be due upon achieving cumulative Net Sales in the [***] of [***] ($[***]) of an [***].

  2.3   Addition of New Section 6.3(e). A new Section 6.3(e) reading in its entirety as follows is hereby added to the Assignment Agreement:

  (e) Subject to the terms and conditions of this Agreement, in the event that Pharmacyclics, having granted a license to a Licensee as contemplated in Section 6.3(b) or 6.3(c), grants a second license to a Licensee under the Celera Technology and the Celera Patents to make, use, offer to sell, sell and import any [***] Product, the Parties agree that in exchange for Pharmacyclics paying to Celera the greater of (i) [***] ([***]%) of the amount received by Pharmacyclics as an upfront payment from such Licensee, or (ii) [***] Dollars ($[***]), the Milestone Payment due upon achievement of Milestone 5 ("Regulatory

***	Indicates that material has been omitted and confidential treatment has been requested, therefore all such omitted material has been filed separately with the Commission pursuant to Rule 246-2.

  Approval in the [***] of an NDA for an Assigned Product for a second indication") in Section 6.3(d) above shall be reduced to [***] Dollars ($[***]). For purposes of this Section 6.3(e), the term "upfront payment" does not include amounts reasonably and fairly attributable to bona fide (i) debt financing, (ii) sale of equity in Pharmacyclics, (iii) reimbursement for the cost and expense of research, development, clinical services, and/or pre-marketing activities incurred by Pharmacyclics after the effective date of such license and attributable to [***], or (iv) reimbursement of patent filing, prosecution and maintenance expenses incurred by Pharmacyclics and attributable to [***].

  2.4   Amendment of Sections 6.4(a) and (b). In the event that Pharmacyclics and [***] within [***] ([***]) days of the Amendment Date, then Sections 6.4(a) and (b) of the Assignment Agreement shall be, and hereby are, amended to read in their entirety as follows:

  (a) Subject to the terms and conditions of this Agreement, Pharmacyclics will pay Celera a tiered Royalty on Net Sales of [***] and [***] in accordance with the following table:

Total Net Sales of an Assigned Product in a Calendar Year	Percent of Net Sales
	[***] [***]	[***] [***[
[***] to $ [***]	[***]%	[***]%
$ [***] to $ [***]	[***]%	[***]%
Above $ [***]	[***]%	[***]%

  (b) Subject to the terms and conditions of this Agreement, Pharmacyclics will pay Celera a Royalty on Net Sales of [***] Products in accordance with the following table based on the country of sale:

Territory	Royalty Rate
[***]	[***]%
[***]	[***]%

  2.5   Amendment of Section 6.5(a). Section 6.5(a) of the Assignment Agreement is hereby amended to read in its entirety as follows:

  (a) In the case of any Assigned Product described in Section 1.5, Section 1.28 (except in the case of Assigned Products described in Section 1.28(b)(iii)) and Section 1.35 (except in the case of Assigned Products described in Section 1.35(b)(iii)), for

***	Indicates that material has been omitted and confidential treatment has been requested, therefore all such omitted material has been filed separately with the Commission pursuant to Rule 246-2.

  as long as the manufacture, use, sale, offer for sale or import of such Assigned Product is covered by a Celera Patent in the country in which such Assigned Product is used or sold.

  2.6   Amendment of the last sentence in Section 7.1. The last sentence in Section 7.1 of the Assignment Agreement is hereby amended to read as follows:

  Celera will not enforce any Reverted Patent against Pharmacyclics or any Assigned Product(s) as long as Celera is receiving a royalty payment under Section 6.4 of this Agreement with respect to any Assigned Product within the scope of such Reverted Patent.

  2.7   Amendment of the first sentence of Section 7.2(a). The first sentence of Section 7.2(a) of the Assignment Agreement is hereby amended to read as follows:

  Pharmacyclics has the sole right (itself or through its designees) to enforce the Celera Patents against Third Parties and to defend the Celera Patents against any challenge.

  2.8   Amendment of the fifth sentence of Section 10.3. The fifth sentence of Section 10.3 of the Assignment Agreement is hereby amended to read as follows:

  Either Party may disclose the terms of this Agreement to potential investors, accountants, attorneys and others on a need-to-know-basis, who agree to be bound by obligations of non-disclosure and non-use at least as stringent as those contained in this Article 10.

  2.9   Addition of New Section 11.2. A new Section 11.2 reading in its entirety as follows is hereby added to the Assignment Agreement:

  11.2 Termination by Pharmacyclics. Any provision herein notwithstanding, Pharmacyclics may terminate this Agreement, in its entirety or with respect to one or more of the three classes of products acquired from Celera under this Agreement (i.e., [***], [***], and [***]; each such class of products a "Product Class"), at any time by giving Celera at least [***] ([***]) days prior written notice. From and after the effective date of a termination under this Section 11.2 with respect to a particular Product Class, the products within such terminated Product Class will cease to be Assigned Products and ownership of all Celera Intellectual Property directed to such terminated Product Class shall revert to Celera as provided in Section 11.4 below. Upon a termination of this Agreement in its entirety under this Section 11.2, the ownership of all Celera Intellectual Property shall revert to Celera as provided in Section 11.4 below the all rights and obligations of the parties shall terminate, except as provided in Section 11.5 below. Notwithstanding the foregoing, Pharmacyclics agrees that the royalty and milestone obligations under Sections 6.3 and 6.4 with respect to any Assigned Products of the type described in Section 1.28(b)(iii) and Section 1.35(b)(iii) that are in existence as of the effective date of such termination shall continue in full force and effect for the period specified in Section 6.5(b).

***	Indicates that material has been omitted and confidential treatment has been requested, therefore all such omitted material has been filed separately with the Commission pursuant to Rule 246-2.

  2.10   Amendment of Former Section 11.2. Former Section 11.2 of the Assignment Agreement is hereby relabeled as Section 11.3 and amended to read in its entirety as follows:

  11.3 Termination for Default. Subject to Section 12.1 below, this Agreement may be terminated effective immediately by written notice by either Party at any time during the Term for Default by the other Party, which Default remains uncured for [***] ([***]) days, measured from the date written notice of such Default is given to the Defaulting Party ("Cure Period"), provided, however, that if such Default is not susceptible of cure within the stated Cure Period and the Defaulting Party uses diligent good faith efforts to cure such Default, the stated period will be extended by an additional [***] ([***]) days. Notwithstanding the foregoing, to the extent a given Default by Pharmacyclics relates primarily to one or two (but not all three) Product Classes (e.g., a breach by Pharmacyclics of its obligations under Section 3.2, 3.4, 5.2, 5.3 or 8.4(b) with respect to a particular Product Class), then to the extent that Celera would be entitled to a terminate this Agreement under the preceding terms of this Section 11.3, such right of termination shall be limited to the Product Class(es) which are the subject of such Default and shall not apply to any Product Class(es) that are not the subject of such Default.

  2.11   Amendment of Former Section 11.3. Former Section 11.3 of the Assignment Agreement is hereby relabeled as Section 11.4 and amended to read in its entirety as follows:

  11.4 Reversion. In the event of an early termination of this Agreement (i.e., a termination of this Agreement before expiration of the Term) the following shall apply:

  (a) In the event of an early termination of this Agreement with respect to a particular Product Class, Pharmacyclics will, subject to Section 11.4(c) below, assign to Celera all right, title and interest in and to all Celera Intellectual Property directed to such terminated Product Class.

  (b) In the event of an early termination of this Agreement in its entirety, Pharmacyclics will, subject to Section 11.4(c) below, assign to Celera all right, title and interest in and to all Celera Intellectual Property.

  (c) Celera and Pharmacyclics hereby agree that to the extent that Pharmacyclics has granted one or more licenses under the Celera Intellectual Property prior to such early termination, the assignment of the Celera Intellectual Property contemplated in Sections 11.4(a) and 11.4(b) above shall be subject to such licenses and shall not alter or diminish any Licensee's rights with respect to such license(s). For clarity, the Parties agree that each Licensee's license shall survive if the relevant Licensee agrees in writing to be bound by the applicable terms of this Agreement (i.e., the applicable royalty, milestone payment and other financial terms of this Agreement). Additionally, any Licensee with a surviving license under the Celera Intellectual Property agrees that upon Celera's request, Celera and such Licensee shall formalize such surviving license by executing a direct license under the Celera Intellectual Property, which direct license shall be of the same scope as Licensee's license from Pharmacyclics and shall contain substantially identical terms and conditions (including the same financial and other terms) as those contained in this

***	Indicates that material has been omitted and confidential treatment has been requested, therefore all such omitted material has been filed separately with the Commission pursuant to Rule 246-2.

  Agreement. For clarity it is understood and agreed that (i) Pharmacyclics will remain responsible for any and all payments and other obligations accruing to Celera under the this Agreement prior to termination of this Agreement and that each Licensee shall only be responsible for any payments that become due as a result of such Licensee's activities after the effective date of any such termination, (ii) that Licensees will not be responsible for any milestone payments already paid by Pharmacyclics prior to the effective date of any such termination, and (iii) notwithstanding anything to the contrary in this Section 11.4(c), only those products existing as of the effective date of the termination of this Agreement and which are the subject of Licensee's license from Pharmacyclics will be considered "Assigned Products" for purposes of Licensee's surviving license.

  2.12   Amendment of Former Section 11.4. Former Section 11.4 of the Assignment Agreement is hereby relabeled as Section 11.5 and amended to read in its entirety as follows:

  11.5 Survival. The following provisions will survive any expiration or termination of this Agreement for the period of time specified: Articles 1, 9, 10, 12 and 13, and Sections 8.6, 11.4 and 11.5. Additionally, as described in Section 11.4(c) above, Pharmacyclics royalty and milestone payment obligations under Sections 6.3 and 6.4 with respect to any then existing Assigned Products of the type described in Section 1.28(b)(iii) and Section 1.35(b)(iii) shall survive for the period specified in Section 6.5(b). Termination of this Agreement will not relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party's right to obtain performance of any obligation. The remedies provided in this Article 11 are not exclusive of any other remedies a Party may have in law or equity.

  2.13   Amendment of Section 12.1. Section 12.1 of the Assignment Agreement is hereby amended to read in its entirety as follows:

  12.1 Disputes.

  (a) The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party's rights or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising from, concerning or in any way relating to this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Section 12.1 if and when a dispute arises under this Agreement. The Parties will undertake good faith efforts to resolve any such dispute in good faith. In the event the Parties are unable to resolve such dispute, either Party may, by written notice to the other Party, have any dispute between the Parties remaining unresolved after thirty (30) days referred to their respective executive officers designated below or their designees or successors for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. Such designated officers are as follows:

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  For Pharmacyclics: Chief Executive Officer

  For Celera: Chief Executive Officer

  (b) If the designated officers are not able to resolve such dispute within such thirty (30) day period, either Party may at any time thereafter refer such dispute (unless relating to intellectual property, in which case such dispute shall be subject to the terms of Section 12.3 below) to final, binding arbitration in accordance with the provisions of this Section 12.1. The arbitration shall be conducted by the Judicial Arbitration and Mediation Services, Inc. (or any successor entity thereto) ("JAMS") under its rules of arbitration then in effect, except as modified in this Agreement. The arbitration shall be conducted in the English language, by a single arbitrator, who shall use all reasonable efforts to complete such arbitration within six (6) months from the date of referral of such dispute to arbitration. The arbitrator shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery; provided that the arbitrator shall permit such discovery as he or she deems necessary to permit an equitable resolution of the dispute. Unless otherwise mutually agreed upon by the Parties, the arbitration proceedings shall be conducted in San Jose, California. The Parties agree that they shall share equally the cost of the arbitration filing, hearing fees and the cost of the arbitrator and administrative fees of JAMS. Each Party shall bear its own costs and attorneys' and witnesses' fees and associated costs and expenses.

  (c) The Parties agree that the decision of the arbitrator shall be the sole, exclusive and binding remedy between them regarding the dispute presented to the arbitrator. Any decision of the arbitrator may be entered in a court of competent jurisdiction for judicial recognition of the decision and an order of enforcement. The arbitration proceedings and the decision of the arbitrator shall not be made public without the joint consent of the Parties and each Party shall maintain the confidentiality of such proceedings and decision unless each Party otherwise agrees in writing; provided that either Party may make such disclosures as are permitted for Confidential Information of the other Party under Article 10 above.

  (d) Pending the selection of the arbitrator or pending the arbitrator's determination of the merits of any dispute, either Party may seek appropriate interim or provisional relief from any court of competent jurisdiction as necessary to protect the rights or property of that Party. In addition, notwithstanding Section 11.3 above, if a Party alleged to be in Default disputes such Default within the Cure Period specified in Section 11.3, this Agreement shall not be terminated unless an arbitrator determines in a written decision delivered to the Parties under this Section 12.1 that this Agreement was materially breached, and the breaching Party fails to cure such breach within ninety (90) days after such determination, or if not curable during such period, within a reasonable period to be determined by the arbitrator.

  2.14   Amendment to delete the last sentence of Section 12.2. The last sentence of Section 12.2 of the Assignment Agreement reading "The exclusive jurisdiction for any dispute arising under this Agreement will be a state or federal court of competent jurisdiction in California." is hereby deleted.

***	Indicates that material has been omitted and confidential treatment has been requested, therefore all such omitted material has been filed separately with the Commission pursuant to Rule 246-2.

  Reference to and Effect on the Assignment Agreement.

  3.1   Pursuant to Section 13.1 of the Assignment Agreement, this Amendment shall be effective upon the Amendment Date, whereupon the Assignment Agreement shall be, and hereby is, amended as set forth herein.

  3.2   On and after the Amendment Date, each reference in the Assignment Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Assignment Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Assignment Agreement, a reference to the Assignment Agreement in any of such to be deemed to be a reference to the Assignment Agreement as amended hereby.

  3.3   All provisions of the Assignment Agreement not expressly modified by this Amendment shall remain in full force and effect.

  Counterparts.

  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute a single instrument.

IN WITNESS THEREOF, the Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the Amendment Date.

PHARMACYCLICS, INC. ("Pharmacyclics") By: /s/ Robert Duggan Print Name: Robert Duggan Title: CEO & Chairman	CELERA CORPORATION ("Celera") By: /s/ Stacey Sias Print Name: Stacey Sias Title: VP & Chief Business Officer

***	Indicates that material has been omitted and confidential treatment has been requested, therefore all such omitted material has been filed separately with the Commission pursuant to Rule 246-2.